ACQUISITION OF WGL HOLDINGS INC.	12 Months Ended
Dec. 31, 2018
ACQUISITION OF WGL HOLDINGS INC. [Abstract]
ACQUISITION OF WGL HOLDINGS INC.

3.  ACQUISITION OF WGL HOLDINGS INC.

Following the receipt of all required federal, state, and local regulatory approvals, on July 6, 2018 the Corporation acquired WGL for an aggregate purchase price of approximately $9.3 billion (US$7.1 billion), including the assumption of approximately $3.3 billion (US$2.5 billion) of debt and $41 million (US$31 million) of preferred shares.

Under the terms of the transaction, WGL shareholders received US$88.25 per common share. The net cash consideration was approximately $6.0 billion (US$4.6 billion). The WGL Acquisition was financed through net proceeds of approximately $2.3 billion from the sale of subscription receipts, draws on the fully committed acquisition credit facility of $3.0 billion (US$2.3 billion) and existing cash on hand. The draws on the acquisition credit facility included additional amounts for the payment of fees and regulatory commitments related to the WGL Acquisition. The sale of the subscription receipts was completed in the first quarter of 2017 and upon closing of the WGL Acquisition, the subscription receipts were exchanged into approximately 84.5 million common shares of AltaGas.

The WGL Acquisition is accounted for as a business combination using the acquisition method of accounting whereby the acquired assets and assumed liabilities are recorded at their estimated fair values at the date of acquisition. The excess of purchase price over estimated fair values of assets acquired and liabilities assumed is recognized as goodwill at the acquisition date.

The following table summarizes the purchase price allocation representing the consideration paid and the fair value of the net assets acquired as at July 6, 2018 using an exchange rate of 1.31 to convert U.S. dollars to Canadian dollars. The purchase price allocation is provisional and reflects Management’s current best estimate of the fair value of WGL’s assets and liabilities based on the analysis of information obtained to date. Management is continuing to obtain specific information to support the evaluation of fixed assets, goodwill and deferred income taxes for certain elements of the acquired business. As the additional information becomes available, the purchase price allocation may differ from the preliminary purchase price allocation below. Any adjustments to the purchase price allocation will be made as soon as practicable but no later than one year from the date of acquisition.

The following table summarizes the estimated fair values that were assigned to the net assets of WGL at the date of acquisition:

Purchase consideration	$5,973

Fair value assigned to net assets
Current assets	$1,187
Property, plant and equipment	5,943
Intangible assets	637
Regulatory assets	402
Long-term investments	1,411
Other long-term assets	449
Current liabilities	(1,798)
Long-term debt	(2,548)
Preferred shares	(41)
Regulatory liabilities	(1,125)
Deferred income taxes	(772)
Other long-term liabilities	(959)
Non-controlling interest	(9)
Fair value of net assets acquired	$2,777
Goodwill	$3,196

The fair value of property, plant and equipment was estimated using the valuation methodologies described in ASC 820, Fair Value Measurements and Disclosures, to value the property, plant and equipment purchased. The fair value of WGL’s rate regulated property, plant and equipment is determined using a market participant perspective, which is equal to the carrying amount. The preliminary fair values of the remaining non-regulated property, plant and equipment is determined using both the income and cost approaches and resulted in an estimated fair value decrease relative to carrying value of approximately $92 million related to solar distributed generation assets.

Long-term investments include WGL’s 55 percent equity investment in Meade Pipeline Co. LLC. (Meade), a 10 percent equity interest in Mountain Valley Pipeline LLC, and a 30 percent equity interest in Stonewall Gas Gathering Systems LLC. Meade owns 39 percent of Central Penn, and WGL owns a 21 percent indirect net interest in Central Penn. The preliminary fair value of these investments has been determined using an income approach, resulting in an estimated fair value increase of approximately $464 million.

Intangible assets consist of customer relationships, contracts relating to gas transportation capacity, and natural gas purchase and sale agreements for energy exports. The preliminary fair value of these assets is determined using an income approach, resulting in an estimated fair value of approximately $637 million.

The fair value of current assets and current liabilities approximate their carrying values due to their short-term nature.

The fair value of long-term debt was estimated based on the quoted market prices of the U.S. Treasury issues having a similar term to maturity, adjusted for the credit quality of the debt issuer, WGL or Washington Gas Light Company. This resulted in a fair value increase of approximately $87 million, with a corresponding regulatory offset.

Deferred income tax assets and liabilities have been applied on the cumulative amount of tax applicable to temporary differences between the accounting and tax values of assets and liabilities.

The preliminary purchase price allocation includes goodwill of approximately $3.2 billion. The goodwill is primarily related to the investment in low risk, long-life rate regulated assets, opportunities to grow the gas midstream business, expanded access to capital and greater financial flexibility as a result of increased scale, and earnings diversification. The goodwill recognized as part of this transaction is not deductible for income tax purposes, and as such, no deferred taxes have been recorded related to this goodwill.

Pre-tax acquisition expenses and merger commitment costs for the year ended December 31, 2018 of approximately $237.2 million were incurred and included in the Consolidated Statements of Income (2017 – $65.7 million).

Upon completion of the WGL Acquisition, AltaGas began consolidating WGL. Since the closing date through December 31, 2018, WGL has generated approximately $1,406 million in revenues and $113 million in net loss after tax. The loss was primarily due to the payment of various regulatory commitments as well as seasonality in certain of WGL’s operating businesses.

The following supplemental unaudited, pro forma consolidated financial information for the years ended December 31, 2018 and 2017 gives effect to the WGL Acquisition as if it had closed on January 1, 2017. This pro forma information is presented for information purposes only and does not purport to be indicative of the results that would have occurred had the WGL Acquisition taken place at the beginning of 2017, nor is it indicative of the results that may be expected in future periods.

	Year ended December 31
	2018	2017
Pro forma revenue	$5,962	$5,704
Pro forma net income (loss) after taxes	$(304)	$450

Pro forma revenue excludes the gains and losses on foreign exchange contracts, as these contracts were used to mitigate the foreign exchange risks associated with the cash purchase price of WGL. As such, the gains and losses on these foreign exchange contracts are directly incremental to the WGL Acquisition and are non-recurring in nature. These adjustments increased pro forma revenue by $2 million for the year ended December 31, 2018, and increased pro forma revenue by $34 million for the year ended December 31, 2017.

Pro forma net income (loss) after taxes excludes all non-recurring acquisition-related expenses and merger commitment costs incurred by AltaGas and WGL and AltaGas’ realized and unrealized gains and losses on foreign exchange contracts entered into to mitigate the foreign exchange risk associated with the WGL Acquisition. Pro forma net income (loss) after taxes was also adjusted to exclude financing costs associated with the bridge facility for the WGL Acquisition, and amortization of fair value adjustments relating to property, plant and equipment, intangible assets, and other long-term investments as well as tax impacts of all the previously noted adjustments. For the year ended December 31, 2018, the total after-tax pro forma adjustments increased net income (loss) after taxes by $132 million (2017 – $19 million).